MIDWESTONE FINANCIAL GROUP, INC. AMENDED AND RESTATED EXECUTIVE DEFERRED COMPENSATION PLAN 1. Purpose. The purpose of this MidWestOne Financial Group, Inc. Amended and Restated Executive Deferred Compensation Plan (the “Plan”) is to enable selected key officers of MidWestOne Financial Group, Inc., an Iowa corporation (the “Company”), and its affiliates to elect to defer all or a portion of the compensation payable in cash by the Company or an affiliate on account of service as an employee and to provide a mechanism for the Company to provide additional retirement benefits for certain employees. The Plan shall be an unfunded plan for tax purposes and for purposes of Title I of ERISA, and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. 2. Effective Date. The Plan was originally effective as of November 1, 2015. This amended and restated Plan is effective as of December 15, 2020 (the “Effective Date”). 3. Plan Administration. The Plan shall be administered by the Committee. The Committee has the sole authority to select the individuals, from among those eligible, who may participate under the Plan, and to establish all other participation requirements. The Committee is authorized to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it deems advisable to carry out the Plan. Any decision made by the Committee under the Plan in its sole discretion shall be final and binding on the Participants involved and all other individuals. The Committee shall have the authority to delegate ministerial duties under the Plan to officers or employees of the Company or to third party service providers, as it deems appropriate. The Committee shall have the authority to engage advisors as need be to carry out its duties under the Plan and the Company shall ensure appropriate funding for such as advisors, as deemed necessary and appropriate by the Committee. 4. Eligibility and Participation (a) Eligibility. Any key officer of the Company or an affiliate may be designated by the Committee to participate in the Plan; provided, however, that employees eligible for designation shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. (b) Participation. Any eligible key officer shall be a “Participant” as of the date designated by the Committee, and his or her status as a Participant shall continue until the date on which all payments due under the terms of the Plan have been made. 5. Election to Defer Income (a) In General. To the extent permitted by the Committee, for any particular Plan Year or particular Participant, a Participant may be given the opportunity to make an irrevocable election (“Election”) to defer receipt of all or a portion of the compensation otherwise earned or payable to the Participant in cash (“Income”); provided, however, the maximum amount of eligible compensation permitted to be deferred in any particular calendar year shall be 75% of such compensation. Income with respect to which an Election has been made (and has not been revoked) shall be referred to hereinafter as “Deferred Income.”

2 (b) Timing of Elections. An Election to defer receipt of Income under the Plan shall be in writing and properly filed with the Company based upon procedures and deadlines established by the Committee, as may be reflected in the applicable Election, but in no event later than the following, as applicable: (i) The last business day of the calendar year preceding the year in which the Income is earned, or such earlier time as established by the Committee; or (ii) 30 days after the respective Participant first becomes eligible to participate in the Plan; provided that Income with respect to which the Election is made only relates to services performed after the date of the Election; and provided, further, that if the Participant was eligible to participate in any account balance plans sponsored by the Company or an affiliate (as contemplated in the plan aggregation rules under Code Section 409A) prior to becoming eligible to participate in the Plan, the initial deferral election under the Plan shall not be effective until the calendar year following the calendar year in which the Participant became eligible to participate in the Plan. Unless otherwise provided by the Committee, all Elections shall continue in effect until the Participant delivers to the Company a written modification of an Election or a written revocation of an Election. Absent revocation of an Election, the Election shall automatically apply to each subsequent calendar year. (c) Modification of Election. Modifications to existing Elections that change the timing or method of payment shall be subject to the following: (i) The revised Election must be filed at least 12 months before the original distribution date; (ii) The distribution date for the re-deferred amounts is at least five years later than the original distribution date; (iii) The revised Election will not take effect for at least 12 months after the re- deferral election is made. For purposes of the Plan, all payments, including installment payments, shall be treated as separate payments for purposes of Code Section 409A. (d) Revocation of Election. In the case of an Unforeseeable Financial Emergency, the Participant’s Election, if any, shall be cancelled as required under Code Section 409A. 6. Record and Crediting of Deferred Amounts (a) Deferred Income Account. The Company shall credit the amount of any Deferred Income to a memorandum account on the Company’s or applicable affiliate’s financial books and records for the benefit of the Participant (“Deferred Income Account”) no later than the last day of the calendar quarter in which such Income would otherwise have been paid to the Participant. Participants shall be fully vested at all times in their Deferred Income Account including any Deferred Income and earnings thereon. (b) Investment Earnings or Losses. (i) General. Each Participant’s Deferred Income Account shall be adjusted for earnings or losses based on the prime rate of interest as published in The Wall Street Journal (U.S.

3 Edition), plus one percent, for January 2 (or, if not a business day, the next following business day) of the calendar year for which earnings or losses are being calculated. Earnings and losses shall be computed on each Valuation Date. (ii) Lump Sum Payment. In the case of a Participant whose benefit will be paid in the form of a lump sum, earnings and losses shall also be computed through the payment date, where the payment date is other than the Valuation Date, in accordance with any reasonable administrative practice or policy as may be adopted by the Company from time to time. (iii) Installment Payments. In the case of a Participant whose benefit will be paid in a series of annual installments, earnings and losses shall also be computed through the payment date of the final installment payment, where such payment date is other than the Valuation Date, in accordance with any reasonable administrative practice or policy as may be adopted by the Company from time to time. (iv) Specified Employee. If a Participant is determined, in accordance with Section 13(l)(ii) and applicable provisions of Code Section 409A or the Treasury Regulations thereunder, to be a Specified Employee subject to a six-month delay of any payment hereunder, any amounts subject to such six-month payment delay shall also be credited with earnings and losses for such six-month period. Any such earnings and losses shall be computed through the payment date in accordance with any reasonable administrative practice or policy as may be adopted by the Company from time to time. (c) Nature of Deferred Income Accounts. Deferred Income Accounts are not actually invested in any fund or account that is credited with earnings at any rate and Participants do not have any real or beneficial ownership in any such fund or account. Deferred Income Accounts are solely a device for the measurement and determination of the amounts to be paid to the Participant pursuant to Section 7 of the Plan and shall not constitute or be treated as a trust fund of any kind. (d) Value and Statement of Deferred Income Accounts. The Company shall provide each Participant with a statement of the activity in, and value of, the Participant’s Deferred Income Account, at least annually. 7. Payment of Deferred Income Accounts (a) In General. No withdrawals or payments shall be made from the Deferred Income Accounts except as provided in this Section 7 or, following a Change in Control, as set forth in Section 8. (b) Payment Events. Subject to Section 7(c) and Section 13(l), a Deferred Income Account shall be payable commencing on the first day of the month following the occurrence of a Payment Event. A “Payment Event” shall be the earliest of the following to occur: (i) The Participant’s Separation from Service; (ii) The Participant’s death or Disability; or (iii) A date certain, as may be specified in the Election, if applicable. (c) Manner of Payment. At the time a Participant files his or her initial Election under the Plan, the Participant may make an Election, consistent with Section 5, to receive a distribution of the Participant’s Deferred Income Account in either a single payment or in a series of five or 10 annual installments; if the Participant elects installment payments, the amount of each installment payment shall be a fraction of the value of the Participant’s Deferred Income Account, determined as of the Valuation

4 Date preceding the date of the installment payment (except as otherwise provided under Section 6(b)), the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid. If no Election is made in accordance with this Section 7(c), distribution of the Participant’s Deferred Income Account shall be made in a single payment on the first day of the month following the occurrence of a Payment Event. For purposes of the Plan, all payments, including installment payments, shall be treated as separate payments for purposes of Code Section 409A. (d) Hardship Distributions. Subject to Section 5(c) above, the Committee, whether or not a Payment Event has occurred, may accelerate payment of amounts credited to a Participant’s Deferred Income Account if requested by the Participant and if the requirements of this Section 7(d) are met. Such acceleration may occur only in the event of an Unforeseeable Financial Emergency, and the amount of any distribution shall be limited to the amount deemed reasonably necessary to satisfy such Unforeseeable Financial Emergency. (e) Death or Disability of Participant. In the event that a Participant shall die or become Disabled at any time prior to complete distribution of all amounts payable to the Participant under the provisions of the Plan, the unpaid balance of the Participant’s Deferred Income Account shall be paid to the Participant or the Participant’s Beneficiary or Beneficiaries in a lump sum within 90 days following the Participant’s death or Disability, unless the Participant has elected on a properly and timely filed Election to have such amounts distributed in either five or 10 annual installments. (f) Tax Withholding and Reporting. The Company may withhold any taxes that are required to be withheld from the benefits provided under the Plan. The Company’s sole liability regarding taxes shall be to forward any amounts withheld to the appropriate taxing authorities and to satisfy all applicable reporting requirements. (g) Limited Cashouts. The Company may accelerate payment of a Participant’s vested Deferred Income Account to the extent that (i) the aggregate amount in the Participant’s Deferred Income Account does not exceed the applicable dollar amount under Code Section 402(g)(1)(B), (ii) the payment results in the termination of the Participant’s entire interest in the Plan and any plans that are aggregated with the Plan pursuant to Treasury Regulation Section 1.409A-1(c)(2), and (iii) the Company’s decision to cash out the Participant’s Deferred Income Account is evidenced in writing no later than the date of payment. 8. Effect of Change in Control. In the event of a Change in Control, the entire unpaid balance of each Deferred Income Account shall be distributed in a single lump sum to the Participant as of the effective date of the Change in Control. 9. Beneficiaries. (a) Automatic Beneficiary. Unless a Participant has designated a Beneficiary in accordance with the provisions of Section 9(b), the Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant: (i) Spouse at the time of the Participant’s death; (ii) Issue, per stirpes; (iii) Parents; or (iv) Executor or administrator of the Participant’s estate.

5 (b) Designated Beneficiary or Beneficiaries. A Participant may sign a document prescribed by the Committee designating a “Beneficiary” or “Beneficiaries” to receive any benefit payable under the Plan and shall provide such document to the Committee. In the event a Participant dies at a time when a designation is on file that does not dispose of the total benefit distributable under the Plan, then the portion of such benefit distributable on behalf of said Participant, the disposition of which was not determined by the deceased’s designation, shall be distributed to a Beneficiary determined under Section 9(a). Any ambiguity in a Beneficiary designation shall be resolved by the Committee. 10. Unsecured Obligations (a) Unsecured Obligations. The obligation of the Company to make payments under the Plan shall be a general obligation of the Company, and such payments shall be made from general assets and property of the Company. The Company shall not be obligated to set aside, earmark, or escrow any funds or other assets to satisfy its obligations under the Plan. In the event that the Participant is employed by an affiliate of the Company, the obligation to the Participant under the Plan shall be that of such affiliate and not the Company; accordingly, in such circumstances, references to the Company herein may be references to such affiliate. Where the obligation to make payments under the Plan is that of an affiliate of the Company, the Company shall not be a guarantor of such obligation, nor shall any other affiliate of the Company be such a guarantor. Where the Participant is employed by the Company or an affiliate and one or more other affiliates of the Company, the obligation to make payments under the Plan with respect to such Participant shall be allocated in a manner consistent with the allocation of the compensation expense among the Company and the affiliates for such Participant. The Participant’s relationship to the Company under the Plan shall be that of a general unsecured creditor only and neither the Plan nor any agreement entered into hereunder or action taken pursuant hereto shall create or be construed to create a trust or fiduciary relationship of any kind. The Company may establish an irrevocable grantor trust for purposes of holding and investing the balances of the Deferred Income Accounts but such establishment shall not create any rights in or against any amount so held. (b) Investments. In its sole discretion, the Company may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Company to meet its anticipated liabilities under the Plan. Such policies, annuities or other investments shall at all times be and remain unrestricted general property and assets of the Company or property of a trust. Participants and Beneficiaries shall have no rights, other than as general unsecured creditors, with respect to such policies, annuities or other acquired assets. 11. Claims Administration (a) Claims Procedure. A Participant or Beneficiary (for purposes of this Section 11, a “claimant”) who has not received benefits under the Plan that he or she believes should be distributed shall make a claim for such benefits as set forth below. (i) Initiation – Written Claim. The claimant may initiate a claim by submitting to the Company a written claim for benefits. If such a claim relates to the contents of a notice received by the claimant, the claim shall be made within 60 days after such notice was received by the claimant; all other claims shall be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim shall state with particularity the determination desired by the claimant. (ii) Timing of Company Response. The Company shall respond to such claimant within 90 days (45 days for a claim based on Disability) after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days (45 days for a claim based on Disability) by notifying

6 the claimant in writing, prior to the end of the initial 90-day period (45-day period for a claim based on Disability), that an additional period is required. The notice of extension shall set forth the special circumstances and the date by which the Company expects to render its decision. (iii) Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth: (i) the specific reasons for the denial; (ii) a reference to the specific provisions of the Plan on which the denial is based; (iii) a description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed; (iv) an explanation of the Plan’s review procedures and the time limits applicable to such procedures; and (v) a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. (b) Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial as set forth below. (i) Initiation – Written Request. To initiate the review, the claimant shall file with the Company a written request for review within 60 days (180 days for a claim based on Disability) after receiving the Company’s notice of denial. (ii) Additional Submissions – Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits. (iii) Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. (iv) Timing of Company Response. The Company shall respond in writing to such claimant within 60 days (45 days for a claim based on Disability) after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company may extend the response period by an additional 60 days (45 days for a claim based on Disability) by notifying the claimant in writing, prior to the end of the initial 60-day period (45-day period for a claim based on Disability), that an additional period is required. The notice of extension shall set forth the special circumstances and the date by which the Company expects to render its decision. (v) Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth: (i) the specific reasons for the denial; (ii) a reference to the specific provisions of the Plan on which the denial is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits; and (iv) a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA. (c) Designation. The Company may designate any other person of its choosing to make any determination otherwise required under this Section.

7 (d) Legal Action. A claimant’s compliance with the foregoing provisions of this Section is a mandatory prerequisite to a claimant’s right to commence any legal action with respect to any claim for benefits under the Plan. 12. Amendment and Termination (a) Amendment. The Committee may at any time amend the Plan in whole or in part; provided, however, that no amendment shall decrease any amount then credited to the Deferred Income Accounts. (b) Company’s Right to Terminate. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at some time in the future. Accordingly, to the maximum extent permitted pursuant to Code Section 409A, the Company reserves the right to discontinue its sponsorship of the Plan or to terminate the Plan, in accordance with applicable requirements of Code Section 409A, at any time with respect to any or all of the Participants by action of the Board. 13. Miscellaneous (a) Non-Assignability. No right to receive payments under the provisions of the Plan shall be transferable or assignable by a Participant, except by will or the laws of descent and distribution, and during his or her lifetime payment may only be received by the Participant or his or her legal representative or guardian. (b) Incapacity. If the Committee determines that any Participant or other person entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Committee may order the payments becoming due to such person to be made to another person for the Participant’s benefit, without responsibility on the part of the Committee to follow the application of amounts so paid. Payments made pursuant to this Section shall completely discharge the Company with respect to such payments. (c) Independence of Plan. Except as otherwise expressly provided herein, the Plan shall be independent of, and in addition to, any other benefit agreement or plan of the Company or any rights that may exist from time to time thereunder. (d) No Employment Rights Created. The Plan shall not be deemed to constitute a contract conferring upon any Participant the right to remain employed by the Company or any affiliate for any period of time. (e) Responsibility for Legal Effect. Neither the Company, its affiliates or the Board or Committee, nor any officer, member, director, employee, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of the Plan. Without limiting the generality of the foregoing, neither the Company nor its affiliates shall have any liability for the tax liability that a Participant may incur resulting from participation in the Plan or the payment of benefits hereunder. (f) Limitation of Sponsor Liability. Any right or authority exercisable by the Company, pursuant to any provision of the Plan, shall be exercised in the Company’s capacity as sponsor of the Plan, or on behalf of the Company in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither the Company, nor

8 any of its respective officers, members, directors, employees, agents or delegates, shall have any liability to any party for its exercise of any such right or authority. (g) Successors. The terms and conditions of the Plan shall inure to the benefit of and bind the Company, and its successors, the Participants, their Beneficiaries and the heirs and personal representatives of the Participants and their Beneficiaries. (h) Governing Law. All questions concerning the construction, validity and interpretation of the Plan and the performance of the obligations imposed by the Plan shall be governed by the internal laws of the State of Iowa applicable to agreements made and wholly to be performed in such state without regard to conflicts of laws. (i) Construction. In the Plan, unless otherwise stated, the following uses apply: (a) references to a statute refer to the statute and any amendments and any successor statutes, and to all regulations promulgated under or implementing the statute, as amended, or its successors, as in effect at the relevant time; (b) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”; (c) references to a governmental or quasi-governmental agency, authority or instrumentality also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality; (d) indications of time of day are based upon the time applicable to the location of the principal headquarters of the Company; (e) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” (and the like) respectively; (f) all references to articles, sections and exhibits (and the like) are to articles, sections and exhibits (and the like) in the Plan; (g) the words “hereof,” “herein,” “hereto,” “hereby,” “hereunder,” (and the like) refer to the Plan as a whole; (h) any reference to a document or set of documents, and the rights and obligations of the parties under any such documents, means such document or documents as amended from time to time, and all modifications, extensions, renewals, substitutions or replacements thereof; (i) all words used shall be construed to be of such gender or number as the circumstances and context require; (j) the captions and headings appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan and (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP. (j) Severability. In the event that any provision or term of the Plan, or any agreement or instrument required hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of the Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision, term, agreement or instrument had never been a part of the Plan, except as to the extent the Committee determines such result would have been contrary to the intent of the Company in establishing and maintaining the Plan. (k) Indemnification. The Company shall indemnify, defend, and hold harmless any employee, officer or director of the Company for all acts taken or omitted in carrying out the responsibilities of the Company, Board or Committee under the terms of the Plan or other responsibilities imposed upon such individual by law. This indemnification for all such acts taken or omitted is intentionally broad, but shall not provide indemnification for any civil penalty that may be imposed by law, nor shall it provide indemnification for embezzlement or diversion of Plan funds for the benefit of any such individual. The Company shall indemnify any such individual for expenses of defending an action by a Participant, Beneficiary, service provider, government entity or other person, including all legal fees and other costs of such defense. The Company shall also reimburse any such individual for any monetary recovery in a successful action against such individual in any federal or state court or arbitration. In addition, if a claim

9 is settled out of court with the concurrence of the Company, the Company shall indemnify any such individual for any monetary liability under any such settlement, and the expenses thereof. Such indemnification shall not be provided to any person who is not a present or former employee, officer or director of the Company. (l) Compliance with Section 409A. (i) To the extent any provision of the Plan or action by the Company would subject a Participant to liability for interest or additional taxes under Code Section 409A, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Company. It is intended that the Plan comply with Code Section 409A, and the Plan shall be administered accordingly and interpreted and construed on a basis consistent with such intent. Notwithstanding any provision of the Plan to the contrary, no termination or similar payments or benefits shall be payable hereunder on account of a Participant’s termination of employment unless such termination constitutes a “separation from service” within the meaning of Code Section 409A. This Section 13 shall not be construed as a guarantee of any particular tax effect for benefits under the Plan and the Company does not guarantee that any such benefits will satisfy the provisions of Code Section 409A or any other Code provision. Distributions made to a Participant under the Plan in error shall be returned to the Company and shall not create a legally binding right to such distributions. (ii) If, as of the effective date of the Participant’s Separation from Service, the Participant is a Specified Employee, then, to the extent required pursuant to Code Section 409A, payment of any portion of the Participant’s Deferred Income Account that would otherwise have been paid to the Participant during the six-month period following the Participant’s Separation from Service shall be delayed until the date that is six months and one day following Participant’s Separation from Service or, if earlier, the date of the Participant’s death. Any portion of the Deferred Income Account that was not otherwise due to be paid during the six-month period following the Participant’s Separation from Service shall be paid to the Participant in accordance with the respective payment schedule set forth under the Plan, or the applicable Election. 14. Definitions (a) “1934 Act” means the Securities Exchange Act of 1934. (b) “Beneficiary” has the meaning set forth in Section 9(b). (c) “Board” means the Board of Directors of the Company. (d) “Change in Control” means: (i) the consummation of the acquisition by any “person” (as such term is defined in Section 13(d) or 14(d) of the 1934 Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company; or (ii) the individuals who, as of the Effective Date, are members of the Board, cease for any reason to constitute a majority of the Board during a 12-month period, unless the election, or nomination for election by the shareholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of the Plan, be considered as a member of the Board; or

10 (iii) the consummation by the Company of: (A) a merger or consolidation if the shareholders immediately before such merger or consolidation, as a result of such merger or consolidation, own, directly or indirectly, less than 50% of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation; or (B) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. Notwithstanding any provision in this definition to the contrary, a Change in Control shall not be deemed to occur solely because more than 50% of the combined voting power of the then outstanding securities of the Company are acquired by (A) a trustee or other fiduciary holding securities under one (1) or more employee benefit plans maintained for employees of the Company or an affiliate or (B) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the shareholders in the same proportion as their ownership of stock immediately prior to such acquisition. Further notwithstanding any provision in this definition to the contrary, in the event that any amount or benefit under the Plan constitutes deferred compensation and the settlement of or distribution of such amount or benefit is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” under Code Section 409A. (e) “Code” means the Internal Revenue Code of 1986. (f) “Committee” means the Compensation Committee of the Board. (g) “Disability” or “Disabled” means (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company. (h) “ERISA” means the Employee Retirement Income Security Act of 1974. (i) “Plan Year” means the calendar year. (j) “Separation from Service” has the meaning set forth in Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-1(h) including the default presumptions thereunder. (k) “Specified Employee” means any Participant who is a “key employee” (as defined in Code Section 416(i) without regard to paragraph (5) thereof), as determined by the Company based upon the 12-month period ending on each December 31st (such 12-month period is referred to below as the “identification period”). All Participants who are determined to be key employees during the identification period shall be treated as Specified Employees for purposes of the Plan during the 12-month period that begins on April 1st following the close of such identification period. For purposes of determining whether an individual is a key employee, “compensation” shall mean such individual’s W-2 compensation as reported by the Company for a particular calendar year.

11 (l) “Unforeseeable Financial Emergency” means a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, the Participant’s spouse, the Participant’s beneficiary or the Participant’s dependent (as defined in Code Section 152, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)); (ii) loss of the Participant’s property due to casualty; or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined by the Committee and in accordance with Code Section 409A. (m) “Valuation Date” means each December 31. (n) “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any precondition or contingency. * * * * * IN WITNESS WHEREOF, as of the Effective Date, the Company has caused this Amended and Restated Executive Deferred Compensation Plan to be executed by the undersigned. MIDWESTONE FINANCIAL GROUP, INC. By: Tracy McCormick Chair, Compensation Committee